UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2013

1st Source Corporation
(Exact name of registrant as specified in its charter)

Indiana	0-6233	35-1068133
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 North Michigan Street, South Bend, Indiana 46601
(Address of principal executive offices) (Zip Code)

574-235-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                Results of Operations and Financial Condition.

On July 25, 2013, 1st Source Corporation issued a press release that announced its second quarter earnings for 2013.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 5.03                                Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The Board of Directors conducted a review of the Company’s bylaws and approved revisions designed to modernize and simplify them effective July 25, 2013.  Bylaw provisions revised or eliminated as unnecessarily prescriptive, inflexible and/or outdated include the following:

•
The mandatory retirement age for non-management directors was increased from 70 to 72 and was eliminated for directors who are current or former members of management.  The age restriction for a nominee for election to the Board was also increased from 70 to 72.  The Board or authorized committee may waive the age restrictions for an existing director upon a determination that such director’s continued service through a portion or all of the remainder of his/her term of office or nomination for additional terms is in the best interests of the Company.

•	The list of the types of records required to be kept at the Company’s principal place of business was eliminated.

•	A requirement to provide the Company’s annual statement to shareholders in specified ways upon request was eliminated.

•	The order of business to be followed at shareholder and board of director meetings was eliminated.

•	Telegram, telegraph and teletype as methods for providing notice of a board of director meeting were eliminated with e-mail or text messaging added.

Provisions added to conform the Bylaws to the Company’s existing practices were:

•	Provisions concerning the qualifications and role of the Company’s Lead Director.

•	A provision requiring executive sessions of the independent directors consistent with NASDAQ’s Listing Rules.

•
A provision requiring the Audit Committee of the Board (or such other independent body of the Board as the Board may designate) to review and oversee all related party transactions in pursuant to Item 404 of regulation S-K of the Securities and Exchange Act of 1934.

A copy of the Company’s Amended and Restated Bylaws, as amended, is attached hereto as Exhibit 3.2.

ITEM 9.01                                Financial Statements and Exhibits.

Exhibit 3.2:	1st Source Corporation Amended and Restated Bylaws (as of July 25, 2013).

Exhibit 99.1:	Press release dated July 25, 2013, with respect to 1st Source Corporation's financial results for the second quarter ended June 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st SOURCE CORPORATION
(Registrant)

Date: July 25, 2013	/s/ CHRISTOPHER J. MURPHY III
Christopher J. Murphy III
Chairman of the Board, President and CEO

Date: July 25, 2013	/s/ ANDREA G. SHORT
Andrea G. Short
Treasurer and Chief Financial Officer
Principal Accounting Officer